REPORT OF
INDEPENDENT
REGISTERED
PUBLIC
ACCOUNTING
FIRM



Shareholders and
Board of Trustees
Northern Lights Fund
Trust II
17605 Wright Street
Omaha, Nebraska
68130


In planning and
performing our audit of
the financial statements
of The SFG Futures
Strategy Fund (the
"Fund"), a series of
Northern Lights Fund
Trust II as of and for the
year ended August 31,
2017, in accordance with
the standards of the
Public Company
Accounting Oversight
Board (United States),
we considered the
Fund's internal control
over financial reporting,
including controls over
safeguarding securities,
as a basis for designing
our auditing procedures
for the purpose of
expressing our opinion
on the financial
statements and to
comply with the
requirements of Form N-
SAR, but not for the
purpose of expressing an
opinion on the
effectiveness of the
Fund's internal control
over financial reporting.
Accordingly, we express
no such opinion.

The management of the
Fund is responsible for
establishing and
maintaining effective
internal control over
financial reporting.  In
fulfilling this
responsibility, estimates
and judgments by
management are
required to assess the
expected benefits and
related costs of controls.
A company's internal
control over financial
reporting is a process
designed to provide
reasonable assurance
regarding the reliability
of financial reporting
and the preparation of
financial statements for
external purposes in
accordance with
generally accepted
accounting principles.  A
company's internal
control over financial
reporting includes those
policies and procedures
that (1) pertain to the
maintenance of records
that, in reasonable
detail, accurately and
fairly reflect the
transactions and
dispositions of the
assets of the company;
(2) provide reasonable
assurance that
transactions are
recorded as necessary
to permit preparation
of financial statements
in  accordance  with
generally  accepted
accounting  principles,
and  that  receipts  and
expenditures of the
company are being
made only in accordance
with authorizations of
management and
directors of the
company; and (3)
provide reasonable
assurance regarding
prevention or timely
detection of
unauthorized
acquisition, use or
disposition of a
company's assets that
could have a material
effect on the financial
statements.

Because of inherent
limitations, internal
control over financial
reporting may not
prevent or detect
misstatements.  Also,
projections of any
evaluation of
effectiveness to future
periods are subject to
the risk that controls
may become
inadequate because of
changes in conditions,
or that the degree of
compliance with the
policies or procedures
may deteriorate.

A deficiency in internal
control over financial
reporting exists when
the design or operation
of a control does not
allow management or
employees, in the normal
course of performing
their assigned functions,
to prevent or detect
misstatements on a
timely basis.   A
material weakness is a
deficiency, or
combination of
deficiencies, in internal
control over financial
reporting, such that there
is a reasonable
possibility that a
material misstatement
of the Fund's annual or
interim financial
statements will not be
prevented or detected
on a timely basis.





Shareholders and
Board of Trustees
Northern Lights Fund
Trust II
Page Two





Our consideration of
the Fund's internal
control over financial
reporting was for the
limited purpose
described in the first
paragraph and would not
necessarily disclose all
deficiencies in internal
control that might be
material weaknesses
under standards
established by the Public
Company Accounting
Oversight Board (United
States).  However, we
noted no deficiencies in
the Fund's internal
control over financial
reporting and its
operation, including
controls over
safeguarding securities
that we consider to be
material weaknesses as
defined above as of
August 31, 2017.

This report is intended
solely for the
information and use of
management, the Board
of Trustees of the
Northern Lights Fund
Trust II and the
Securities and Exchange
Commission, and is not
intended to be and
should not be used by
anyone other than these
specified parties.




TAIT, WELLER &
BAKER LLP
Philadelphia,
Pennsylvania
October 27, 2017